SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 08, 2003


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008
--------------------------- --------------- ---------------------------
(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
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(Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500

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(Former name or former address, if changed since last report)



Item 7.  Financial statments and  exhibits.



                          SIXTH MODIFICATION AGREEMENT

          THIS SIXTH MODIFICATION AGREEMENT ("AGREEMENT") is made as of the 25th day of September, 2003, by and among GSE SYSTEMS, INC., a Delaware corporation ("GSE SYSTEMS"), GSE PROCESS SOLUTIONS, INC., a Delaware corporation ("GSE PROCESS"), and GSE POWER SYSTEMS, INC., a Delaware corporation ("GSE POWER," and together with GSE SYSTEMS and GSE PROCESS, collectively, "BORROWERS"), MSHI, INC., a Virginia corporation ("MSHI"), GSE ERUDITE SOFTWARE, INC., a Delaware corporation ("ERUDITE"), GSE SERVICES COMPANY L.L.C., a Delaware limited liability company ("SERVICES"), GP INTERNATIONAL ENGINEERING & SIMULATION, INC., a Delaware corporation ("GP ENGINEERING"), GP STRATEGIES CORPORATION, a Delaware corporation ("GP STRATEGIES"), MANTECH INTERNATIONAL CORPORATION, a Delaware corporation ("MANTECH"), and PNC BANK, NATIONAL ASSOCIATION ("LENDER"). MSHI, ERUDITE, SERVICES, and GP ENGINEERING are referred to collectively as the "GUARANTORS."

                                    RECITALS

         Pursuant to the terms of a Loan And Security Agreement dated as of March 23, 2000, as amended pursuant to a First Modification Agreement dated as of May 30, 2000, a Second Modification Agreement dated as of July 20, 2000, a Third Modification Agreement dated as of March 30, 2001, a Fourth Modification Agreement dated as of January 14, 2002, and various letter agreements executed from time to time (the aforesaid Loan and Security Agreement, as so amended "NBOC LOAN AGREEMENT"), by and between the BORROWERS and the NATIONAL BANK OF CANADA ("NBOC"), and the other "LOAN DOCUMENTS" (as such term is defined in the NBOC LOAN AGREEMENT) executed in connection therewith, NBOC provided a credit facility to the BORROWERS in the originally stated maximum principal amount of Ten Million Dollars ($10,000,000.00), and a cash-secured letter of credit facility in the original principal amount of Five Hundred Three Thousand Two Hundred Forty Dollars and Twenty-Five Cents ($503,240.25) (collectively "CREDIT FACILITY"). On or about January 15, 2002, NBOC transferred to the LENDER all of its right, title, and interest in, to and under the NBOC LOAN AGREEMENT, such other LOAN DOCUMENTS and the CREDIT FACILITY. On or about March 21, 2003, the BORROWERS, the GUARANTORS and the LENDER entered into a Fifth Modification Agreement amending the NBOC LOAN AGREEMENT in certain respects. The NBOC LOAN AGREEMENT, as so amended, is hereinafter referred to as the "LOAN AGREEMENT."

         All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the LOAN AGREEMENT.

         The LOAN from the LENDER to the BORROWERS is further evidenced by the Revolving Loan Promissory Note dated March 23, 2000 in the original principal amount of Ten Million Dollars ($10,000,000.00), by the BORROWERS, jointly and severally, and payable to the order of NBOC ("NOTE"). On or about January 15, 2002, the NOTE was endorsed by NBOC to the LENDER.

         The GUARANTORS have guaranteed all of the BORROWERS' obligations to the LENDER pursuant to Guaranty Agreements dated as of March 23, 2000 ("GUARANTY AGREEMENTS").
         GP STRATEGIES has guaranteed all of the BORROWERS' obligations to the LENDER (subject to certain limitations set forth therein) pursuant to a Limited Guaranty Agreement dated as of March 23, 2000 ("LIMITED GUARANTY AGREEMENT").

         MANTECH presently provides certain subordinated loans to GSE SYSTEMS as set forth in the Subordination and Intercreditor Agreement dated as of June 25, 2001 between MANTECH and the LENDER ("MANTECH SUBORDINATION AGREEMENT").

         As hereinafter used in this AGREEMENT, the term "LOAN DOCUMENTS," shall mean all of the "LOAN DOCUMENTS," as such term is defined in the LOAN AGREEMENT, including but not limited to, the LOAN AGREEMENT, the NOTE, the GUARANTY AGREEMENTS, the LIMITED GUARANTY AGREEMENT, the MANTECH SUBORDINATION AGREEMENT, this AGREEMENT, and all documents executed or to be executed pursuant to this AGREEMENT.

         The CREDIT FACILITY is secured by, among other things, various security interests and liens in the tangible and intangible assets of the BORROWERS and the GUARANTORS, pursuant to the LOAN AGREEMENT and the other LOAN DOCUMENTS. All assets which now or hereafter serve as security for the indebtedness that is owed to the LENDER under the LOAN AGREEMENT and the other LOAN DOCUMENTS are hereinafter referred to collectively as the "COLLATERAL."

         The BORROWERS are in default under the LOAN AGREEMENT as a result of violations of Sections 6.21 (Minimum EBIDTA) and 6.22 (Minimum Tangible Net Worth Plus Subordinated Debt) of the LOAN AGREEMENT reported as of the end of their fiscal QUARTER ending June 30, 2003 ("EXISTING DEFAULTS"). As a result of the occurrence of the EXISTING DEFAULTS, the LENDER may terminate the CREDIT FACILITY and accelerate the time for payment of the OBLIGATIONS and exercise its rights and remedies upon default. Notwithstanding the EXISTING DEFAULTS, the LENDER is continuing to provide advances under the LOAN and availability for LETTERS OF CREDIT and has not, as of the date hereof, demanded repayment of any sums under the CREDIT FACILITY.

         The BORROWERS have also informed the LENDER of a proposed sale of the assets of GSE PROCESS ("PROCESS SALE") from GSE PROCESS to NOVATECH ACQUISITION, LLC, a Delaware limited liability company ("BUYER"), pursuant to an Asset Purchase Agreement by and between GSE PROCESS and the BUYER, a copy of which was provided to the LENDER on September 24, 2003 ("PROCESS SALE AGREEMENT").

         The BORROWERS have also informed the LENDER of a proposed sale by MANTECH to GP STRATEGIES of all of the equity interests owned by MANTECH in GSE SYSTEMS ("MANTECH SALE").

         The BORROWERS have requested that the LENDER, consent to the PROCESS SALE, consent to the MANTECH SALE, waive the EXISTING DEFAULTS, and modify the LOAN DOCUMENTS in certain respects. The LENDER has agreed to do so on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         Section 1. Recitals. The parties acknowledge the accuracy of the above Recitals and hereby incorporate the Recitals into this AGREEMENT.

          Section 2. Amendments To Loan Agreement. The LOAN AGREEMENT is hereby amended and modified as follows:

     a. Section 1.18 of the LOAN AGREEMENT captioned "Borrowing Base" is hereby amended to delete clause "(d) the INVENTORY BORROWING BASE;".

     b. Section 1.31 of the LOAN AGREEMENT captioned "Dollar Cap" is hereby amended and restated in its entirety as follows:

                           Section 1.31. Dollar Cap. Section 1.31. Dollar Cap.
                  The term "DOLLAR CAP" means: (a) from March 23, 2003 through the September 25, 2003, Six Million Five Hundred Thousand Dollars ($6,500,000.00); (b) from September 25, 2003 through March 31, 2004, One Million Five Hundred Thousand Dollars ($1,500,000.00); and (b) from April 1, 2004 through the
                  TERMINATION DATE, One Million Dollars ($1,000,000.00).

     c. Section 1.101 of the LOAN AGREEMENT captioned "Termination Date" is hereby amended and restated in its entirety as follows:

          Section 1.101. Termination Date. The term "TERMINATION DATE" means May 31, 2004.

     d. Section 1.108 of the LOAN AGREEMENT captioned "Unbilled Government Accounts Maximum Credit Amount" is hereby amended and restated in its entirety as follows:

                           Section 1.108. Unbilled Government Accounts Maximum
                  Credit Amount. The term "UNBILLED GOVERNMENT ACCOUNTS MAXIMUM CREDIT AMOUNT" means Two Hundred Fifty Thousand Dollars (250,000.00).

     e. Section 2.1 of the LOAN AGREEMENT captioned to "Agreement to Extend the Loan" is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

                  The LENDER shall advance proceeds of the LOAN to the BORROWERS by depositing into the COMMERCIAL ACCOUNT or in accordance with such other procedures as may be agreed to between the LENDER and the BORROWERS, such sums as any of the BORROWERS may request during the period from and including the date of CLOSING to but not including the TERMINATION DATE; provided that the aggregate outstanding principal balance of the LOAN, plus the L/C EXPOSURE excluding the aggregate STATED AMOUNT of LETTERS OF CREDIT permitted and outstanding under the CASH SECURED L/C FACILITY and fully secured by cash collateral in accordance with the L/C CASH COLLATERAL AGREEMENT and Section
                  9.4 of the LOAN AGREEMENT, shall never exceed at any time the MAXIMUM CREDIT AMOUNT.

     f. Section 2.1 of the LOAN AGREEMENT captioned "Agreement to Extend the Loan" is hereby further amended by amending and restating the fifth sentence thereof in its entirety as follows:

                  In the event that (a) the principal balance outstanding under the LOAN, plus the L/C EXPOSURE excluding the aggregate STATED AMOUNT of LETTERS OF CREDIT permitted and outstanding under the CASH SECURED L/C FACILITY and fully secured by cash collateral in accordance with the L/C CASH COLLATERAL AGREEMENT and Section 9.4 of the LOAN AGREEMENT, ever exceeds the MAXIMUM CREDIT AMOUNT (or any of the percentages or sublimits set forth therein), the BORROWERS shall immediately upon demand of the LENDER (and on September 25, 2003, and April 1, 2004 without demand of the LENDER) pay to the LENDER in cash the total amount of such excess and all accrued interest thereon and, in addition to any other rights and remedies of the LENDER hereunder, prior to such repayment such over advances shall bear interest at the highest rate provided under this AGREEMENT.

     g. Subsection 2.2.1 of the LOAN AGREEMENT captioned "Availability" is hereby amended and restated in its entirety as follows:

                  Section 2.1.1. Availability. Subject to the terms and conditions of this AGREEMENT and the LOAN DOCUMENTS, including but not limited to the terms of all reimbursement agreements, applications and other documents required by the LENDER in the issuance of LETTERS OF CREDIT, on any BUSINESS DAY from the date of CLOSING through but not including the TERMINATION DATE, the BORROWERS (or any of them) may request that the LENDER issue LETTERS OF CREDIT under the CREDIT FACILITY (other than the CASH SECURED L/C FACILITY) for the account of the BORROWERS, and the LENDER agrees to issue such LETTERS OF CREDIT so requested, provided further: (a) the L/C EXPOSURE (after giving effect to any requested issuance), excluding the aggregate STATED AMOUNT of LETTERS OF CREDIT , if any, permitted and outstanding under the CASH SECURED L/C FACILITY and fully secured by cash collateral in accordance with in accordance with the L/C CASH COLLATERAL AGREEMENT and Section
                  9.4 of the LOAN AGREEMENT shall not at any time exceed One Hundred Thousand Dollars ($100,000.00); (b) the sum of the L/C EXPOSURE (after giving effect to the requested issuance) excluding the aggregate STATED AMOUNT of LETTERS OF CREDIT permitted and outstanding under the CASH SECURED L/C FACILITY and fully secured by cash collateral in accordance with the L/C CASH COLLATERAL AGREEMENT and Section 9.4 of the LOAN AGREEMENT, plus the aggregate unpaid principal balance of the LOAN, shall not exceed the MAXIMUM CREDIT AMOUNT; (c) no LETTER OF CREDIT (including any extension or renewal thereof, whether or not automatic) shall expire on a date which is later than one (1) year from the date of issuance thereof; (d) no LETTER OF CREDIT (including any extension or renewal thereof, whether or not automatic) shall expire on a date which is on or after thirty (30) days prior to the TERMINATION DATE, unless such LETTER OF CREDIT is secured by cash collateral satisfactory to the LENDER in an amount equal to one hundred percent (100%) of the STATED AMOUNT, to be applied in accordance with Section 9.4 hereof; and (e) the issuance of any requested LETTER OF CREDIT shall not conflict with or cause the LENDER to exceed any limits imposed by any LAWS applicable to the LENDER. If at any time the L/C EXPOSURE exceeds any such permitted amounts, the BORROWERS shall furnish to the LENDER cash collateral satisfactory to the LENDER in an amount equal to such excess to be applied in accordance with Section 9.4 hereof. No additional LETTERS OF CREDIT shall be requested or issued under the CASH SECURED L/C FACILITY.

     h. Section 6.21 of the LOAN AGREEMENT captioned "Minimum EBITDA" is hereby deleted and the following new Section 6.21 captioned "Minimum Net Profit" inserted in lieu thereof as follows:

                  Section 6.21. Minimum Net Profit. The aggregate net profit of the BORROWERS and their respective consolidated SUBSIDIARIES for each such QUARTER determined in accordance with G.A.A.P. and in a manner satisfactory to the LENDER, measured on a consolidated basis, at the end of each of the QUARTERS ending December 31, 2003 and March 31, 2004, shall be not less than One Dollar ($1.00).

     i. Section 6.22 of the LOAN AGREEMENT captioned "Minimum Tangible Net Worth Plus Subordinated Debt" is hereby deleted and the following new
          Section 6.21 captioned "Minimum Shareholder Equity" inserted in lieu thereof as follows:

                  Section 6.21. Minimum Shareholder Equity. The BORROWERS and their respective consolidated SUBSIDIARIES shall maintain at all times shareholder equity, determined in accordance with G.A.A.P. and in a manner satisfactory to the LENDER, of not less than Six Million Dollars ($6,000,000.00) and reported at the end of each of the QUARTERS ending September 30, 2003, December 31, 2003, and March 30, 2004.

         Section 3. Acknowledgments. The BORROWERS, the GUARANTORS, GP STRATEGIES, and MANTECH acknowledge and agree that: (a) the LOAN DOCUMENTS are the valid and binding obligations of the BORROWERS, the GUARANTORS, GP STRATEGIES, and MANTECH, as the case may be, and are fully enforceable against the BORROWERS, the GUARANTORS, GP STRATEGIES, and MANTECH, as the case may be, in accordance with their respective terms; (b) the obligations of the BORROWERS, the GUARANTORS, GP STRATEGIES, and MANTECH under the respective LOAN DOCUMENTS are not subject to any set-off, defense or counterclaim against the LENDER; (c) the BORROWERS and the GUARANTORS are presently in default under the LOAN DOCUMENTS; and (d) the LENDER is entitled to immediately assert and enforce its various rights and remedies against the BORROWERS, the GUARANTORS, GP STRATEGIES and the COLLATERAL under the LOAN DOCUMENTS and applicable law.

         Section 4. Amendment Fees. So long as there are any OBLIGATIONS which remain outstanding as of such dates, the BORROWERS and the GUARANTORS hereby acknowledge and confirm their agreement and obligation to pay to the LENDER the following non-refundable and unconditional fees: (a) Fifty Thousand Dollars ($50,000.00) which shall be due and payable on October 1, 2003; and (b) Fifty Thousand Dollars ($50,000.00) which shall be due and payable on January 1, 2004. None of the foregoing fees shall be considered to be a payment of any of the LENDER'S expenses incurred in connection with the CREDIT FACILITY or this AGREEMENT, nor shall it be considered to modify or limit the ability of the LENDER to terminate, in accordance with the provisions of the LOAN AGREEMENT and the other LOAN DOCUMENTS, the ability of the BORROWERS to borrow under the LOAN, or obtain LETTERS OF CREDIT. Such fees shall not be applied to any of the indebtedness owed under the LOAN DOCUMENTS. The fees are, instead, intended as part of the compensation earned by the LENDER for agreeing to provide the CREDIT FACILITY in accordance with the terms of this AGREEMENT and the other LOAN DOCUMENTS.

         Section 5. Consent to Process Sale. Subject to the terms and conditions set forth in this AGREEMENT, the LENDER hereby consents to the PROCESS SALE on the terms set forth in the PROCESS SALE AGREEMENT including a release by LENDER of any security interests which it holds in the assets of GSE PROCESS purchased by, and transferred to, the BUYER (the "PURCHASED ASSETS"). Upon satisfaction of all conditions precedent set forth in this AGREEMENT, including, but not limited to those set forth in Section 12 hereof, the LENDER will deliver to GSE SYSTEMS or its designee UCC-3 Partial Releases and other necessary releases in connection with public filings which it holds of record to release the PURCHASED ASSETS from the security interests granted by GSE PROCESS pursuant to the LOAN AGREEMENT and other LOAN DOCUMENTS. Notwithstanding anything to the contrary set forth in this AGREEMENT or any of the other LOAN DOCUMENTS, upon closing of the PROCESS SALE, no further LOAN advances or LETTERS OF CREDIT will be requested by or provided to GSE PROCESS under the CREDIT FACILITY.

         Section 6. Consent to ManTech Sale. Subject to the terms and conditions set forth in this AGREEMENT, the LENDER hereby consents to the MANTECH SALE; provided the same shall occur contemporaneously with or subsequent to the PROCESS SALE as set forth herein. For avoidance of doubt, the parties hereby confirm that no dividends and distributions from GSE SYSTEMS to MANTECH are permitted under the terms of the LOAN DOCUMENTS, and this AGREEMENT shall not be construed to constitute a consent to any such payments.

         Section 7. Waiver of Existing Defaults. Subject to the terms and conditions set forth in this AGREEMENT, the LENDER hereby waives the EXISTING DEFAULTS. The contrary notwithstanding, the waiver granted herein shall not constitute a waiver of any other violation, DEFAULT, or EVENT OF DEFAULT which may exist under the LOAN AGREEMENT or any other LOAN DOCUMENT, whether or not known to the LENDER, nor shall it constitute a waiver of any future violation, DEFAULT, or EVENT OF DEFAULT occurring under the LOAN AGREEMENT or any other LOAN DOCUMENT.

         Section 8. Acknowledgment of Borrowers. Each of the BORROWERS hereby acknowledges, ratifies and confirms its respective obligations to the LENDER under the LOAN DOCUMENTS and further acknowledges, ratifies and confirms that each of the BORROWERS are and shall remain, jointly and severally, absolutely and unconditionally obligated to pay the LENDER all present and future indebtedness that is owed under the LOAN DOCUMENTS, notwithstanding the LENDER'S execution of this AGREEMENT and the various agreements of the LENDER set forth herein.

         Section 9. Acknowledgment of Guarantors, GP Strategies and Mantech. Each of the GUARANTORS, GP STRATEGIES and MANTECH hereby acknowledges, ratifies and confirms its respective obligations to the LENDER under the respective LOAN DOCUMENTS, notwithstanding the LENDER'S execution of this AGREEMENT and the various agreements of the LENDER set forth herein.

         Section 10. Subordination of Loans and Indebtedness. The BORROWERS and the GUARANTORS hereby agree that until all amounts that are owed under the LOAN DOCUMENTS are paid in full, they will not loan or advance any funds to any individual or entity, nor incur any additional indebtedness, without first obtaining the prior written consent of the LENDER. The BORROWERS, the GUARANTORS, GP STRATEGIES and MANTECH also agree that, without the prior written consent of the LENDER, until all amounts that are owed under the LOAN DOCUMENTS are paid in full, GSE SYSTEMS will not repay any portion of any loan(s) or indebtedness due and payable to any of its stockholders, members, principals, officers or directors, including but not limited to GP STRATEGIES or MANTECH, and all such amounts due and owing from GSE SYSTEMS, including but not limited to any such amounts payable to MANTECH or GP STRATEGIES (collectively, the "SUBORDINATED DEBT") are hereby subordinated, in all respects, to all indebtedness due and owing from the BORROWERS to the LENDER under the LOAN DOCUMENTS. No payments shall be made by GSE SYSTEMS on any of the SUBORDINATED DEBT without the prior written consent of the LENDER until such time as all indebtedness that is owed to the LENDER under the LOAN DOCUMENTS has been fully and indefeasibly paid in full and satisfied.

         Section 11. Additional Representations and Warranties. As an inducement to the LENDER to enter into this AGREEMENT, the BORROWERS, the GUARANTORS, GP STRATEGIES and MANTECH hereby make the following additional representations and warranties to the LENDER:

                  a. Each of them: (i) has the power to enter into this AGREEMENT and any related documents, and to perform all of its obligations hereunder and thereunder; (ii) has duly authorized the entry into and performance of this AGREEMENT and all related documents and agrees to deliver to the LENDER a certificate of corporate resolutions evidencing same; and (iii) is in good standing in the state of its incorporation (or formation) and in all other states in which it transacts business, except where the failure to be in good standing would not materially affect performance under the LOAN DOCUMENTS.

                  b. None of them is in default of any of its respective duties or obligations of the LOAN DOCUMENTS (other than the EXISTING DEFAULTS).

                  c. No event exists which constitutes, or which with the passage of time, the giving of notice, or both, would constitute a default under the LOAN AGREEMENT or any of the LOAN DOCUMENTS (other than the EXISTING DEFAULTS).

                  d. With respect to the BORROWERS AND GUARANTORS, other than the EXISTING DEFAULTS, none of them is in default under any other contract, agreement or instrument to which it is a party or under which it or any of its property is bound, and with respect to GP STRATEGIES and MANTECH, none of them is in default under any contract, agreement or instrument to which it is a party or under which it or any of its property is bound that would have a material adverse effect on this AGREEMENT.

                  e. The execution, delivery and performance of this AGREEMENT will not immediately, or with the passage of time, the giving of notice, or both violate any laws or result in a default under any contract, agreement, or instrument to which any of them is a party or by which any of them or any of their property is bound.

                  f. All warranties and representations previously made to the LENDER by the each of them in connection with the LOAN DOCUMENTS remain true, accurate and complete, except to the extent that the LENDER has previously been notified.

                  g. With respect to the BORROWERS and GUARANTORS, there are no outstanding judgments, tax liens, or pending litigation against any of them, and there are no actions, suits, investigations or proceedings pending or, to the knowledge of any of them, threatened against any of them or against any of the COLLATERAL, except as disclosed on a schedule to the LOAN DOCUMENTS or on Schedule A attached hereto.

                  h. No material adverse change has occurred in the financial condition of any of the BORROWERS or any of the GUARANTORS, as indicated on their financial statements most recently submitted to and reviewed by the LENDER, and no event has occurred or circumstance exists which may cause such a material adverse change.

                  i. This AGREEMENT and all of the LOAN DOCUMENTS are the valid and binding obligations of each of them and are fully enforceable in accordance with all stated terms.

                  j. Immediately following payment to the LENDER of the proceeds of the PROCESS SALE, there will be no reliance upon assets of GSE PROCESS as support for advances or LETTERS OF CREDIT under the LOAN, the CREDIT FACILITY or the LOAN DOCUMENTS.

                  k. As of the date hereof, the aggregate STATED AMOUNT of LETTERS OF CREDIT outstanding under the CASH SECURED L/C FACILITY is Three Hundred Ninety-One Thousand Four Hundred Sixty-Nine Dollars and Forty Cents ($391,469.40).

         Section 12. Conditions Precedent. The LENDER'S consents, waivers, and other agreements under this AGREEMENT shall not be effective until all of the conditions precedent set forth below in this paragraph have been fully satisfied:

                  a. This AGREEMENT shall have been executed and delivered to the LENDER by the BORROWERS, the GUARANTORS, GP STRATEGIES, and MANTECH.

                  b. The following documents shall have been received by the LENDER in connection with the PROCESS SALE AGREEMENT: (i) a copy of the complete and fully executed PROCESS SALE AGREEMENT and such agreement shall be substantially as disclosed to the LENDER on September 24, 2003; (ii) a copy of the resolutions of GSE SYSTEMS and GSE PROCESS authorizing the transaction contemplated thereby; (iii) a copy of the fully executed bill of sale for the PURCHASED ASSETS and the fully executed assignment and assumption agreement in connection with the PROCESS SALE AGREEMENT; and (iv) evidence that consideration has been paid by the BUYER to GSE PROCESS.

                  c. All of the proceeds representing the net purchase price of the PROCESS SALE, but an amount not less than Five Million Five Hundred Thousand Dollars ($5,500,000.00) shall have been paid to the LENDER for application to the balances outstanding under the LOAN, and the DOLLAR CAP applicable to the CREDIT FACILITY, as amended pursuant to this AGREEMENT, shall have been reduced to One Million Five Hundred Thousand Dollars ($1,500,000.00).

 Section 13. Limited Modification. Except as modified by this AGREEMENT, the parties hereto acknowledge and agree that all other terms and conditions of the LOAN DOCUMENTS shall remain unchanged, in full force and effect and are hereby ratified and confirmed by the BORROWERS, GUARANTORS, GP STRATEGIES, MANTECH and the LENDER in all respects.

         Section 14. No Intended Novation Or Refinancing. All parties hereto expressly acknowledge that no novation of the CREDIT FACILITY, the LOAN or the LOAN DOCUMENTS is intended by the parties, and that the modifications, amendments, and restatements contemplated by this AGREEMENT are not intended to evidence or to be construed as a refinancing of the LOAN or the CREDIT FACILITY.

         Section 15. Confirmation of Liens; Covenant Not to Encumber. Each of the BORROWERS and GUARANTORS ratifies and confirms that all existing liens, security interests, and other pledges and grants of collateral which have been previously granted or conveyed by the BORROWERS and the GUARANTORS with respect to the CREDIT FACILITY are intended to remain in full force and effect, without any loss or reduction in the priority or enforceability of any liens, security interests, or pledges. The BORROWERS and the GUARANTORS hereby covenant and agree that no further encumbrances of any type, whether voluntary or involuntary, shall be placed against any COLLATERAL or any of their other assets, without the prior written consent of the LENDER.

         Section 16. Final Agreement. This AGREEMENT and the LOAN DOCUMENTS constitute the entire agreement between the parties hereto with respect to the CREDIT FACILITY, and may not be altered, modified or amended except by a writing executed by the LENDER and any other party against whom any such modification or amendment is to be enforced.

         Section 17. Fees And Expenses. The BORROWERS, jointly and severally, agree to promptly pay all costs and expenses incurred by the LENDER in connection with this AGREEMENT, including, but not limited to, all attorneys' fees.

         Section 18. Binding Effect. This AGREEMENT shall inure to the benefit of the parties hereto, and shall be binding upon, their respective personal representatives, successors and assigns.

         Section 19. Choice of Law. The laws of the State of Maryland (excluding, however, conflicts of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

         Section 20. Tense; Gender; Defined Terms; Captions. As used herein, the plural shall refer to and include the singular, and the singular shall refer to and include the plural. The use of any gender shall include and refer to any other gender. All defined terms are completely capitalized throughout this AGREEMENT. All captions are for the purpose of convenience only.

         Section 21. Time. Time is of the essence with respect to this AGREEMENT and all terms and conditions described herein.

         Section 22. No Defenses; Release of Claims. As of the date of this AGREEMENT, none of the BORROWERS has any offsets, defenses, counterclaims or other claims or defenses which would lessen, delay or mitigate against its duties and obligations to repay and perform the OBLIGATIONS in accordance with all stated terms of the LOAN DOCUMENTS. As of the date of this AGREEMENT, none of the GUARANTORS has any offsets, defenses, counterclaims or other claims or defenses which would lessen, delay or mitigate against its duties and obligations to repay and perform its "OBLIGATIONS," as such term is defined in its respective GUARANTY AGREEMENT, in accordance with all stated terms of the LOAN DOCUMENTS to which it is a party. As of the date of this AGREEMENT, GP STRATEGIES has no offsets, defenses, counterclaims or other claims or defenses which would lessen, delay or mitigate against its duties and obligations to repay and perform its "OBLIGATIONS," as such term is defined in the LIMITED GUARANTY AGREEMENT, in accordance with all stated terms of the LOAN DOCUMENTS to which it is a party. As part of this AGREEMENT and in consideration of same, each of the BORROWERS, GUARANTORS, GP STRATEGIES and MANTECH, jointly and severally, hereby releases the LENDER, all of the affiliates, parent corporations and subsidiaries of the LENDER, and all of the past, present and future officers, directors, agents, attorneys and employees of the LENDER (collectively, "RELEASED PARTIES") from any and all claims, causes of action, suits and damages (including claims for attorneys' fees), known or unknown, which any BORROWER, GUARANTOR, GP STRATEGIES or MANTECH, jointly, severally or otherwise, ever had or now has against any or all of the RELEASED PARTIES.

         Section 23. No Waiver. No failure or delay by the LENDER in the exercise of any of its rights under any LOAN DOCUMENT shall be a waiver of such right or remedy, nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof, or the exercise or enforcement of any other right or remedy. The LENDER, at any time or from time to time, may waive all or any rights under this AGREEMENT or the other LOAN DOCUMENTS but any such waiver or indulgence by the LENDER at any time or from time to time shall not constitute a future waiver of performance or exact performance by the BORROWERS, any of the GUARANTORS, GP STRATEGIES, or MANTECH. No notice to or demand upon any of the BORROWERS, the GUARANTORS, GP STRATEGIES or MANTECH shall entitle any of them to any other or further notice or demand in the same or similar circumstance.

         Section 24. Waiver of Automatic Stay. In the event that any of the BORROWERS or GUARANTORS hereafter file a bankruptcy case or have an involuntary bankruptcy case filed against any of them, each of the BORROWERS and GUARANTORS hereby specifically agree that the automatic stay provisions of Section 362 of the United States Bankruptcy Code applicable to any such bankruptcy case shall be immediately terminated as to the LENDER and any COLLATERAL which is owned by the BORROWER(S) or GUARANTOR(S) who file(s) such a bankruptcy case (or has such a bankruptcy case filed against it) so that the LENDER may immediately assert and enforce all of its rights and remedies under this AGREEMENT, the other LOAN DOCUMENTS and applicable law with respect to such COLLATERAL, and each of the BORROWERS and GUARANTORS further agrees to immediately execute and deliver to the LENDER and to file with the Bankruptcy Court such documents, pleadings and papers as are necessary to effectuate the LENDER obtaining such an immediate termination of the automatic stay. In the event that any of the BORROWERS, the GUARANTORS or GP STRATEGIES makes a payment or payments to the LENDER or the LENDER receives any payment or proceeds of the COLLATERAL or from any setoff or any other source, which payments or proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, avoided and/or required to be repaid to a trustee, receiver or any other party under bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payments or proceeds repaid, the obligations, indebtedness and liabilities of any of the BORROWERS, the GUARANTORS or GP STRATEGIES, or part thereof, shall be revived and continued in full force and effect as if such payments or proceeds had not been received by the LENDER.

         Section 26. Waiver of Trial by Jury. Each party to this AGREEMENT agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other LOAN DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction or occurrence arising out of or in any way connected with any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT under seal as of the date first above written. This AGREEMENT may be executed in counterparts and may be delivered via facsimile.

WITNESS/ATTEST:                           BORROWERS:

                                          GSE SYSTEMS, INC.


________________________________          By: ____________________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO


                           GSE PROCESS SOLUTIONS, INC.


________________________________          By:  _________________________ (SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO


                                          GSE POWER SYSTEMS, INC.


________________________________          By:_____________________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO

                      [SIGNATURES CONTINUED ON NEXT PAGE.]

WITNESS/ATTEST:                           GUARANTORS:

                                          MSHI, INC.


_______________________________           By:_____________________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO


                                          GSE ERUDITE SOFTWARE, INC.


_______________________________           By:_____________________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO


                                          GSE SERVICES COMPANY L.L.C.


_______________________________           By:      _______________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO


                                          GP INTERNATIONAL ENGINEERING
                                                      & SIMULATION, INC.


________________________________          By:___________________________(SEAL)
                                          Name: Jeffery G. Hough
                                          Title:  Senior Vice President & CFO



                      [SIGNATURES CONTINUED ON NEXT PAGE.]

WITNESS/ATTEST:                           GP STRATEGIES:

                                          GP STRATEGIES CORPORATION


_______________________________           By: ____________________________(SEAL)
                                          Name:  Andrea Kantor
                                          Title: Vice President, General Counsel


                                          MANTECH:

                                          MANTECH INTERNATIONAL CORPORATION


_______________________________           By:____________________________(SEAL)
                                          Name: George Pedersen
                                          Title: Chairman, President & CEO


                                          LENDER:

                                          PNC BANK, NATIONAL ASSOCIATION


______________________________            By:____________________________(SEAL)
                                          Name: Craig T. Sheetz
                                          Title:  Vice-President

                                   Schedule A

Case Caption: Russian Research Center Kurchatov Institute v. Western Services Corporation, et al; Western Services Corporation v. GSE Systems, Inc.

Case Number: AMD 02-3878 (United States District Court for the District of Maryland).

Case Background: On November 27, 2002, the Kurchatov Institute (KI) filed suit against Western Services Corporation (WSC) alleging, inter alia, unfair competition, unjust enrichment, breach of contract, and copyright infringement with respect to KI's SimPort technology. Based on a written software license agreement executed on July 31, 2002, GSE is the exclusive licensee of KI's SimPort technology. On February 10, 2003, WSC filed a Third-Party Claim against GSE alleging unfair competition and tortious interference. WSC seeks unspecified damages. The case is currently in discovery (which has a deadline of February 3, 2004), with a trial currently scheduled for June 14, 2004. GSE is represented by Gorman & Williams, Two North Charles Street, Baltimore, MD 21201. The point of contact is Charles L. Simmons, Jr., Esquire. (410) 528-0600.

GSE Assessment: GSE does not view this case as material. GSE's defense is covered by applicable insurance. The likelihood of any financial exposure to GSE is limited and remote. GSE will be filing dispositive pretrial motions to dismiss WSC's claims against GSE. The deadline for such motions is March 13, 2004.